CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION  [9/30/05]

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Two Family Property Type Loans

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 26.7% of the mortgage loans do not provide for any payments of principal in the first two, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	233
Total Outstanding Loan Balance	$54,164,914*	Min	Max
Average Loan Current Balance	$232,467	$5,855	$651,000
Weighted Average Original LTV	81.2%**
Weighted Average Original CLTV	88.4%
Weighted Average Coupon	7.12%	5.19%	12.50%
Arm Weighted Average Coupon	7.02%
Fixed Weighted Average Coupon	8.05%
Weighted Average Margin	6.08%	2.25%	9.08%
Weighted Average FICO (Non-Zero)	647
Weighted Average Age (Months)	2
% Silent Second	40.1%
% First Liens	96.2%
% Second Liens	3.8%
% Arms	89.5%
% Fixed	10.5%
% of Loans with Mortgage Insurance	0.0%

*

Two Family property type loans will comprise approximately [$55,500,000] of the total [$1,500,000,100] deal balance.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO	DTI
5.01 - 5.50	3	1,067,447	2.0	5.36	77.7	665	50.3
5.51 - 6.00	8	3,139,584	5.8	5.92	80.4	676	44.9
6.01 - 6.50	32	9,657,646	17.8	6.36	78.8	659	41.9
6.51 - 7.00	53	15,760,519	29.1	6.82	81.2	655	42.7
7.01 - 7.50	45	11,450,391	21.1	7.25	80.0	649	43.5
7.51 - 8.00	26	5,445,465	10.1	7.75	81.8	605	41.7
8.01 - 8.50	19	3,913,289	7.2	8.27	81.5	629	42.2
8.51 - 9.00	14	1,708,469	3.2	8.85	88.1	612	41.2
9.01 - 9.50	9	588,364	1.1	9.22	91.4	627	39.4
9.51 - 10.00	11	1,008,972	1.9	9.77	96.7	662	42.9
10.51 - 11.00	4	252,055	0.5	10.90	98.1	602	37.8
11.01 - 11.50	2	54,954	0.1	11.35	100.0	608	44.8
11.51 - 12.00	2	48,747	0.1	11.93	94.5	655	46.6
12.01 - 12.50	5	69,011	0.1	12.42	94.2	650	32.4
Total:	233	54,164,914	100.0	7.12	81.2	647	42.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO	Loans	Balance	Balance	%	%	FICO	DTI
501 - 525	8	1,336,809	2.5	7.88	74.2	513	43.9
526 - 550	11	2,269,427	4.2	7.83	78.6	539	43.6
551 - 575	13	2,183,976	4.0	7.57	78.6	565	43.8
576 - 600	16	3,026,857	5.6	7.58	80.5	586	44.8
601 - 625	32	7,870,022	14.5	7.16	81.9	614	42.9
626 - 650	40	10,190,328	18.8	6.90	80.2	638	41.5
651 - 675	47	11,572,327	21.4	6.96	82.1	661	44.0
676 - 700	37	8,262,694	15.3	6.93	81.9	687	39.2
701 - 725	12	2,665,294	4.9	7.93	85.6	710	46.0
726 - 750	11	2,848,227	5.3	6.89	81.1	739	44.3
751 - 775	6	1,938,951	3.6	6.66	81.5	761	43.3
Total:	233	54,164,914	100.0	7.12	81.2	647	42.7

*

Note, for second liens, CLTV is employed in this calculation

.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO	DTI
<= 50,000	16	440,214	0.8	10.30	92.4	647	40.2
50,001 - 100,000	37	2,803,880	5.2	8.40	86.6	655	38.5
100,001 - 150,000	39	4,842,254	8.9	7.81	83.8	626	41.3
150,001 - 200,000	20	3,526,477	6.5	7.16	79.7	615	38.1
200,001 - 250,000	23	5,213,026	9.6	7.06	79.4	625	44.2
250,001 - 300,000	20	5,475,468	10.1	7.23	76.2	627	43.6
300,001 - 350,000	16	5,182,102	9.6	7.05	79.6	647	41.8
350,001 - 400,000	25	9,384,598	17.3	6.91	81.0	666	41.9
400,001 - 450,000	19	8,030,081	14.8	6.69	82.6	665	45.1
450,001 - 500,000	9	4,313,055	8.0	6.91	83.2	657	46.6
500,001 - 550,000	7	3,712,311	6.9	6.75	79.2	643	41.6
550,001 - 600,000	1	590,447	1.1	6.70	80.0	769	47.0
650,001 - 700,000	1	651,000	1.2	6.80	93.0	620	46.9
Total:	233	54,164,914	100.0	7.12	81.2	647	42.7

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO	DTI
<= 50.000	4	429,890	0.8	7.12	44.6	600	38.8
50.001 - 55.000	3	675,177	1.2	6.31	53.0	634	37.1
55.001 - 60.000	5	938,009	1.7	7.37	57.3	609	41.8
60.001 - 65.000	3	593,785	1.1	6.91	64.0	548	49.0
65.001 - 70.000	7	2,048,396	3.8	7.35	68.8	638	40.0
70.001 - 75.000	15	4,506,923	8.3	7.04	73.4	655	40.8
75.001 - 80.000	95	26,169,071	48.3	6.87	79.8	657	42.5
80.001 - 85.000	18	4,178,330	7.7	7.42	84.5	602	43.4
85.001 - 90.000	42	10,719,505	19.8	7.09	89.3	644	44.2
90.001 - 95.000	13	1,293,930	2.4	7.87	93.6	636	43.5
95.001 - 100.000	28	2,611,897	4.8	9.16	99.9	678	44.1
Total:	233	54,164,914	100.0	7.12	81.2	647	42.7

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO	DTI
0	94	25,057,996	46.3	7.16	80.9	650	42.6
1	33	9,006,963	16.6	7.24	83.3	655	45.9
2	92	17,875,242	33.0	7.04	80.4	641	40.8
3	14	2,224,712	4.1	6.94	82.7	633	46.9
Total:	233	54,164,914	100.0	7.12	81.2	647	42.7

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO	DTI
Full	113	20,939,679	38.7	7.16	84.9	632	43.6
Reduced	44	12,551,733	23.2	7.07	80.3	666	44.0
Stated Income / Stated Assets	76	20,673,502	38.2	7.12	78.0	651	41.1
Total:	233	54,164,914	100.0	7.12	81.2	647	42.7

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO	DTI
Primary	190	46,295,919	85.5	7.06	81.0	646	43.0
Investor	43	7,868,995	14.5	7.50	82.6	652	41.0
Total:	233	54,164,914	100.0	7.12	81.2	647	42.7

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
State	Loans	Balance	Balance	%	%	FICO	DTI
New York	46	15,222,007	28.1	7.03	81.0	656	44.6
California	34	10,868,480	20.1	6.83	78.9	648	39.6
New Jersey	27	7,507,144	13.9	7.23	82.5	644	43.0
Illinois	30	6,836,566	12.6	7.11	80.0	637	44.1
Massachusetts	15	3,709,827	6.8	7.30	85.1	657	45.0
Florida	14	2,444,967	4.5	7.11	82.2	649	39.5
Connecticut	10	1,561,774	2.9	7.35	78.5	609	43.0
Wisconsin	10	962,856	1.8	7.91	83.1	626	40.4
Michigan	10	897,082	1.7	7.57	86.1	650	43.3
Minnesota	6	723,561	1.3	7.14	89.0	633	40.9
Rhode Island	4	639,368	1.2	7.88	75.4	609	45.8
Louisiana	1	440,999	0.8	7.34	90.0	725	48.9
Missouri	4	395,629	0.7	7.07	84.2	705	33.6
Texas	3	316,466	0.6	6.95	81.8	652	38.1
Colorado	2	295,718	0.5	7.33	80.0	664	40.5
Other	17	1,342,469	2.5	8.04	83.0	609	41.2
Total:	233	54,164,914	100.0	7.12	81.2	647	42.7

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Purpose	Loans	Balance	Balance	%	%	FICO	DTI
Purchase	118	26,646,139	49.2	7.10	82.9	670	43.2
Refinance - Rate Term	11	2,153,394	4.0	7.19	84.4	625	46.1
Refinance - Cashout	104	25,365,381	46.8	7.15	79.1	625	41.9
Total:	233	54,164,914	100.0	7.12	81.2	647	42.7

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Product	Loans	Balance	Balance	%	%	FICO	DTI
Arm 1Y	1	226,646	0.4	7.95	90.0	696	35.9
Arm 2/28	167	43,681,381	80.6	6.99	80.4	645	42.5
Arm 3/27	13	3,913,374	7.2	7.23	81.8	650	43.2
Arm 5/25	3	653,087	1.2	7.02	84.9	618	46.0
Fixed Balloon 15/30	2	66,942	0.1	12.06	96.9	647	34.2
Fixed Rate	47	5,623,483	10.4	8.00	86.0	666	44.6
Total:	233	54,164,914	100.0	7.12	81.2	647	42.7

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Property Type	Loans	Balance	Balance	%	%	FICO	DTI
2 Family	233	54,164,914	100.0	7.12	81.2	647	42.7
Total:	233	54,164,914	100.0	7.12	81.2	647	42.7

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO	DTI
0.01 - 4.00	2	450,918	0.9	7.75	80.0	727	43.4
4.01 - 4.50	9	2,034,759	4.2	6.68	74.0	660	43.1
4.51 - 5.00	7	1,995,684	4.1	6.10	79.5	638	41.0
5.01 - 5.50	15	4,495,113	9.3	6.30	76.9	653	39.2
5.51 - 6.00	46	12,919,494	26.7	6.84	81.7	653	42.3
6.01 - 6.50	39	11,563,277	23.9	6.96	81.4	648	45.0
6.51 - 7.00	57	13,522,839	27.9	7.47	81.6	630	41.8
7.01 - 7.50	4	817,306	1.7	8.17	73.0	641	44.1
7.51 - 8.00	3	428,620	0.9	8.84	85.7	635	45.3
8.01 - 8.50	1	57,566	0.1	8.63	80.0	612	27.0
9.01 - 9.50	1	188,913	0.4	9.83	90.0	543	39.1
Total:	184	48,474,489	100.0	7.02	80.6	645	42.5

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO	DTI
10 - 12	1	226,646	0.5	7.95	90.0	696	35.9
16 - 18	1	498,014	1.0	8.15	69.4	701	45.5
19 - 21	42	11,617,746	24.0	7.08	82.0	645	44.5
22 - 24	124	31,565,621	65.1	6.94	80.0	644	41.7
31 - 33	3	913,316	1.9	7.53	81.8	649	43.0
34 - 36	10	3,000,059	6.2	7.14	81.8	651	43.3
37 >=	3	653,087	1.3	7.02	84.9	618	46.0
Total:	184	48,474,489	100.0	7.02	80.6	645	42.5

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO	DTI
9.51 - 11.50	2	847,703	1.7	5.41	80.0	663	50.5
11.51 - 12.00	6	2,520,430	5.2	6.10	81.7	668	42.4
12.01 - 12.50	23	6,396,184	13.2	6.22	77.7	656	41.4
12.51 - 13.00	43	12,970,992	26.8	6.75	82.4	650	44.5
13.01 - 13.50	34	9,476,320	19.5	7.11	81.3	646	43.1
13.51 - 14.00	23	5,199,814	10.7	7.32	80.3	643	38.7
14.01 - 14.50	32	6,923,594	14.3	7.69	78.5	647	42.0
14.51 - 15.00	16	3,431,761	7.1	8.06	82.1	593	42.0
15.01 - 15.50	1	375,000	0.8	8.50	79.0	584	34.9
15.51 - 16.00	2	239,265	0.5	9.79	87.9	543	40.0
16.01 - 16.50	2	93,427	0.2	9.25	58.8	572	28.1
Total:	184	48,474,489	100.0	7.02	80.6	645	42.5

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO	DTI
<= 4.50	1	81,774	0.2	6.45	59.9	697	40.2
4.51 - 5.50	9	2,506,923	5.2	5.94	78.0	646	43.2
5.51 - 6.00	7	2,717,701	5.6	6.08	81.6	690	45.0
6.01 - 6.50	29	9,267,513	19.1	6.42	78.5	655	40.4
6.51 - 7.00	47	14,387,928	29.7	6.86	81.9	653	42.8
7.01 - 7.50	40	9,760,640	20.1	7.25	80.4	643	44.3
7.51 - 8.00	23	4,852,247	10.0	7.74	80.9	606	40.9
8.01 - 8.50	18	3,660,949	7.6	8.28	82.5	632	41.8
8.51 - 9.00	6	906,121	1.9	8.83	82.8	588	45.8
9.01 - 9.50	2	93,427	0.2	9.25	58.8	572	28.1
9.51 - 10.00	2	239,265	0.5	9.79	87.9	543	40.0
Total:	184	48,474,489	100.0	7.02	80.6	645	42.5

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO	DTI
1.50	5	1,604,353	3.3	7.03	79.4	641	37.4
2.00	88	24,138,021	49.8	7.08	82.9	640	44.1
3.00	91	22,732,115	46.9	6.94	78.3	650	41.3
Total:	184	48,474,489	100.0	7.02	80.6	645	42.5

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO	DTI
1.00	64	16,483,958	34.0	6.88	78.8	652	41.5
1.50	99	26,519,335	54.7	7.06	82.7	640	43.6
2.00	21	5,471,196	11.3	7.23	75.9	645	40.5
Total:	184	48,474,489	100.0	7.02	80.6	645	42.5

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO	DTI
0	191	39,708,364	73.3	7.20	81.2	643	43.3
24	1	319,200	0.6	6.45	80.0	689	48.8
60	40	13,629,349	25.2	6.94	81.3	657	41.2
120	1	508,000	0.9	6.75	80.0	660	35.9
Total:	233	54,164,914	100.0	7.12	81.2	647	42.7

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Top 5 Zipcodes	Loans	Balance	Balance	%	%	FICO	DTI
11416	4	1,618,711	3.0	6.89	77.8	661	48.6
11221	3	1,271,477	2.3	6.61	80.0	672	47.3
07202	3	1,240,101	2.3	6.97	87.5	678	49.0
60651	4	952,337	1.8	7.20	85.1	570	47.2
11216	2	942,014	1.7	7.82	74.4	676	47.6
Other	217	48,140,273	88.9	7.14	81.3	646	42.1
Total:	233	54,164,914	100.0	7.12	81.2	647	42.7

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI	Loans	Balance	Balance	%	%	FICO	DTI
0.01 - 10.00	1	56,937	0.1	8.98	100.0	688	9.1
10.01 - 20.00	4	610,909	1.1	6.73	82.1	707	16.7
20.01 - 30.00	21	2,995,679	5.5	7.59	79.3	658	25.3
30.01 - 40.00	57	13,979,723	25.8	7.10	80.4	638	35.9
40.01 - 50.00	132	31,177,398	57.6	7.18	81.7	650	46.3
50.01 - 60.00	18	5,344,267	9.9	6.64	81.4	640	53.1
Total:	233	54,164,914	100.0	7.12	81.2	647	42.7

*

Note, for second liens, CLTV is employed in this calculation